UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Definitive Proxy Statement

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BAKKT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2025

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

10000 Avalon Boulevard, Suite 1000,

Alpharetta, Georgia 30009

Registrant’s telephone number, including area code: (678) 534-5849

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Bakkt Holdings, Inc. (the “Company”) has updated its investment policy to enable the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, subject to market conditions and the anticipated liquidity needs of the business. The Company may acquire Bitcoin or other digital assets, using excess cash, proceeds from future equity or debt financings, or other capital sources, subject to the limitation set forth in the Company’s investment policy. The Company may also explore further opportunistic financing alternatives, including the issuance of convertible notes, bonds, or other debt instruments, for the purpose of acquiring Bitcoin or other digital assets or otherwise in accordance with the Company’s investment policy. To date, the Company has not purchased any Bitcoin or other digital assets pursuant to its revised investment policy. There can be no assurance that the Company will enter into any such transactions. The timing and magnitude of any such transactions will depend on market conditions, capital market receptivity, business performance and other strategic considerations.

There are risks associated with updating the Company’s investment policy, which may cause the Company’s business, financial condition, results of operations and future prospects to be materially adversely affected. For further details regarding the risks of implementing our strategy, refer to “Risk Factors Related to the Update of our Investment Policy”, which is attached as Exhibit 99.1 to this Current Report.

On June 10, 2025, the Company issued a press release relating to the matters above, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01 Other Events

Supplements to 2025 Annual Meeting Proxy Statement

2025 Annual Meeting Supplement

The 2025 Annual Meeting Proxy Statement currently provides on pages 49-50 in the section “Proposal No. 4: Amendment of Certificate of Incorporation to Authorize Additional Shares of Class A Common Stock”, that:

“As of the date of this proxy statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly authorized shares that would be available if this Proposal No. 4 is adopted, including in connection with a merger, acquisition or other corporate or financing transaction, except with respect to possible transactions contemplated by the Cooperation Agreement (as defined below). However, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets. If this Proposal No. 4 is adopted by our stockholders, and if any such discussions or any exercise of the Call Option or Put Event (each as defined in the Cooperation Agreement) result in us entering into definitive agreements with respect to one or more financing or strategic transactions at some point in the future, it is possible that we could issue some or all of the newly authorized shares in and upon closing such transactions. If stockholders do not vote to approve this Proposal No. 4, the Company may be unable to issue shares when needed; whereas approving this Proposal No. 4 will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future. Except with respect to the transactions contemplated by the Cooperation Agreement (as defined below), the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this Proposal No. 4, and the Company currently does not have any agreements with respect to the issuance of the additional shares of Class A Common Stock authorized by the Share Increase Amendment.

Potential Effects of the Increase in the Number of Authorized Shares of Class A Common Stock

If the Company’s stockholders approve this Proposal No. 4 to increase the number of authorized shares of Class A Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Class A Common Stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of Class A Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of Class A Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Class A Common Stock, Preferred Stock, or securities convertible into our Class A Common Stock or Preferred Stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of Class A Common Stock or Preferred Stock that we may issue, and which could depress the market price of the Class A Common Stock or Preferred Stock. We may sell shares of Class A Common Stock or Preferred Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.”

The Company hereby amends and supplements the 2025 Annual Meeting Proxy Statement by amending and restating the paragraphs referred to above to read as follows:

“The Company has updated its investment policy to enable the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, subject to market conditions and the anticipated liquidity needs of the business. The Company may acquire any Bitcoin or other digital assets, using excess cash, proceeds from future equity or debt financings, or other capital sources. The Company may also explore further opportunistic financing alternatives, including the issuance of convertible notes, bonds, or other debt instruments, for the purpose of acquiring Bitcoin or other digital assets or otherwise in accordance with the Company’s investment policy. To date, the Company has not purchased any Bitcoin or other digital assets pursuant to its revised investment policy. There can be no assurance that the Company will enter into any such transactions. The timing and magnitude of any such transactions will depend on market conditions, capital market receptivity, business performance and other strategic considerations. As of the date of this proxy statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly authorized shares that would be available if this Proposal No. 4 is adopted, including in connection with a merger, acquisition or other corporate or financing transaction, except with respect to possible transactions contemplated by the Cooperation Agreement (as defined below). The Company may also use such newly authorized shares for transactions in connection with its updated investment policy (as described above) or opportunistic financings such as equity-lines-of-credit or at-the-market programs.

Except with respect to the transactions contemplated by the Cooperation Agreement (as defined below), the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this Proposal No. 4, and other than the Subscription Agreements the Company currently does not have any agreements with respect to the issuance of the additional shares of Class A Common Stock authorized by the Share Increase Amendment. However, the Company many enter into any such agreements in the future.

In addition, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets. If this Proposal No. 4 is adopted by our stockholders, and if any such discussions or any exercise of the Call Option or Put Event (each as defined in the Cooperation Agreement) result in us entering into definitive agreements with respect to one or more financing or strategic transactions at some point in the future, it is possible that we could issue some or all of the newly authorized shares in and upon closing such transactions. If stockholders do not vote to approve this Proposal No. 4, the Company may be unable to issue shares when needed; whereas approving this Proposal No. 4 will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future.

Potential Effects of the Increase in the Number of Authorized Shares of Class A Common Stock

If the Company’s stockholders approve this Proposal No. 4 to increase the number of authorized shares of Class A Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Class A Common Stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of Class A Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity

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securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, equity-lines-of-credit, at-the-market programs, issuance under current or future equity incentive plans or for other corporate purposes, including but not limited to possible transactions contemplated by the Cooperation Agreement (as defined below) and any transactions the Company may pursue in connection with its updated investment policy (as described above).

The proposed increase in the number of authorized shares of Class A Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Class A Common Stock, Preferred Stock, or securities convertible into our Class A Common Stock or Preferred Stock could, depending on the circumstances, have a significant dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of Class A Common Stock or Preferred Stock that we may issue, and which could depress the market price of the Class A Common Stock or Preferred Stock. We may sell shares of Class A Common Stock or Preferred Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders. To the extent the Company enters into an equity-line-of-credit or similar transaction, the Company expects that any shares issued thereunder may be issued at a discount, which would be expected to have a significant dilutive effect on existing stockholders.”

The Company strongly encourages all of its stockholders to read the 2025 Annual Meeting Proxy Statement and other proxy materials relating to the 2025 Annual Meeting, including this Current Report on Form 8-K, which are available free of charge on the SEC’s website at www.sec.gov.

The disclosure in the section “Risk Factors Related to the Update of our Investment Policy”, which is attached as Exhibit 99.1 to this Current Report, is incorporated into this Item 8.01 by reference.

Adjournment of 2025 Annual Meeting

In connection with the foregoing, the Company intends to adjourn its 2025 Annual Meeting of Stockholders on June 10, 2025 to reconvene on June 17, 2025 at 10:00 a.m. Eastern Time, to allow stockholders additional time to consider the supplements to the 2025 Annual Meeting Proxy Statement set forth in this Current Report on Form 8-K.

If and when the 2025 Annual Meeting is adjourned, the Company will file a Current Report on Form 8-K reporting the adjournment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Risk Factors Related to the Update of our Investment Policy

99.2	Press Release, dated June 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s plans with respect to its treasury strategy and other future financing transactions and prospects. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

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Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of the treasury strategy; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the ICE line of credit; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its treasury strategy set forth in Exhibit 99.1 to this Current Report.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.
Date: June 10, 2025

/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary

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Exhibit 99.1

RISK FACTORS RELATED TO THE UPDATE OF OUR INVESTMENT POLICY

Unless the context otherwise requires, all references to “Bakkt,” “we,” “us,” “our,” or the “Company” in risk factors refer to Bakkt Holdings, Inc. and its subsidiaries.

The Company has approved an updated corporate investment policy (the “Investment Policy”), enabling the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, subject to certain limitations therein. Under the updated Investment Policy, the Company may acquire any Bitcoin or other digital assets, using excess cash, proceeds from future equity or debt financings, or other capital sources, subject to the Company’s Investment Policy. To date, the Company has not purchased any Bitcoin or other digital assets pursuant to its revised investment policy. The timing and magnitude of any such transactions will depend on market conditions, capital market receptivity, business performance and other strategic considerations. To the extent we implement our revised treasury strategy, our business, financial condition, results of operations and future prospects may be materially adversely affected, including as a result of the risk factors described below. The risks and uncertainties described below are not the only ones that we face or may face.

For more information on the risks to our business, financial condition, results of operations and future prospects, please see our risk factors described in “Item 1A. Risk Factors—Risks Related to Our Business, Finances and Operations” in our annual report on Form 10-K for the year ended December 31, 2024 and “Item 1A. Risk Factors” in our quarterly report on Form 10-Q for the quarter ended March 31, 2025, each filed with the U.S. Securities and Exchange Commission (the “SEC”).

Our financial results and the market price of our securities may be affected by fluctuations in the price of digital assets, including Bitcoin, which are highly volatile assets.

To the extent we implement our revised treasury strategy, our operating results will be dependent on the trading price of and supply and demand for the digital assets we hold, including Bitcoin. Due to the rapidly evolving nature of digital assets and their volatile price, which has experienced and continues to experience significant volatility, we expect that our operating results will fluctuate significantly as a result of a variety of factors, many of which are unpredictable and in certain instances are outside of our control, including: market conditions of, and overall sentiment towards Bitcoin, including negative publicity, media or social media coverage, or sentiment due to events in or relating to, or perception of, Bitcoin or the broader digital assets industry; trading activities of highly active retail and institutional users; significant dispositions of Bitcoin by large holders; actual or perceived manipulation of the spot or derivative markets for Bitcoin or spot Bitcoin exchange-traded products (“ETPs”); macroeconomic conditions, including interest rates, inflation, and central banking policies; changes in national and international economic and political conditions; changes in the legislative or regulatory environment or actions by U.S. or non-U.S. governments or regulators regarding digital assets, including cryptocurrency, or companies that hold digital assets; enforcement and judicial actions that adversely affect digital assets industry participants; competition from other digital assets; a decrease in the price of other digital assets; and disruptions, failures, unavailability, or interruptions in service of trading venues for digital assets. As a result of these factors, it is difficult for us to forecast growth trends accurately and our business and future prospects are difficult to evaluate, particularly in the short term.

In addition, the future trading prices in our securities may reflect market dynamics that are not connected to valuation methods commonly associated with operating companies in similar industries or with companies engaged predominantly in passive investments in Bitcoin or other commodities, such as exchange-traded funds. We cannot predict how these dynamics may evolve over time, or whether or how long they may last. These market and industry factors may significantly harm the market price of our securities, regardless of our actual operating performance.

Investing in digital assets increases our exposure to risks associated with those assets, including Bitcoin.

To the extent we implement our revised treasury strategy, we will be exposed to various risks associated with digital assets, including the following: Bitcoin does not pay interest, dividends or other returns and we can only generate cash from our Bitcoin holdings if we sell them or implement strategies to create income streams or otherwise generate cash by using those holdings; our lack of control over decentralized or third-party blockchains, networks, and custodians that may experience downtime, cyberattacks, critical failures, errors, bugs, corrupted files, data losses, or other similar software failures, outages, breaches and losses, including those due to third-party actions; breaches of security or privacy; further reductions in mining rewards of Bitcoin or increases in the costs associated with Bitcoin mining; transaction congestion and fees associated with processing transactions on the Bitcoin networks; developments in mathematics or technology or new applications of current knowledge that could result in the cryptography used by the Bitcoin blockchains becoming insecure or ineffective; pressures on trading platforms and infrastructure that can lead to inadvertent suspension of services across parts of the platforms or the entire platforms, which may cause outages; and differences in prices of digital assets between exchanges.

The broader digital assets industry, including the technology associated with digital assets, the rate of adoption and development of, and use cases for, digital assets, market perception of digital assets, and the legal, regulatory, and accounting treatment of digital assets are constantly developing and changing, and there may be additional risks in the future that are not possible to predict.

Our quarterly operating results, revenues, and expenses may fluctuate significantly, including because we may be required to account for our digital assets at fair value, which could have an adverse effect on the market price of our securities.

The accounting treatment of our digital asset holdings could have significant accounting impacts, including increasing the volatility of our results. In December 2023, the FASB issued ASU 2023-08, which upon our adoption will require us to measure in-scope crypto assets (including our Bitcoin holdings) at fair value in our statement of financial position, and to recognize gains and losses from changes in the fair value of our Bitcoin in net income each reporting period. ASU 2023-08 will also require us to provide certain interim and annual disclosures with respect to our Bitcoin holdings. Due in particular to the volatility in the price of Bitcoin, we expect the adoption of ASU 2023-08 to have a material impact on our financial results, to increase the volatility of our financial results, and to affect the carrying value of Bitcoin on our balance sheet, and it could have adverse tax consequences, which in turn could have a material adverse effect on our financial results and the market price of our securities.

Our ability to time the price of our purchases of Bitcoin and other digital assets pursuant to our updated Investment Policy will be limited.

In the future, we may acquire additional Bitcoin and other digital assets in accordance with our updated Investment Policy. Bitcoin is a highly volatile asset. Volatility may continue in the future and historical trends could reverse dramatically. See “Our financial results and the market price of our securities may be affected by fluctuations in the price of digital assets, including Bitcoin, which are highly volatile assets.” As a result, there can be no assurance that we will be able to purchase Bitcoin at favorable prices or avoid losses associated with declines in the value of Bitcoin. Our ability to time such purchases to coincide with favorable market conditions may be limited.

A significant decrease in the market value of our digital asset holdings could adversely affect our ability to satisfy financial obligations, including any debt financings.

To the extent we implement our updated Investment Policy, we may incur indebtedness and other fixed charges. If our businesses do not generate cash flow in future periods sufficient to satisfy our financial obligations, including our debt, we intend to fund our obligations using cash flow generated by equity or debt financing. Our ability to obtain equity or debt financing may in turn depend on, among other factors, the value of our Bitcoin holdings, investor sentiment and the general public perception of Bitcoin, as well as our strategy and our value proposition. Accordingly, a significant decline in the market value of our Bitcoin holdings or a negative shift in these other factors may create liquidity and credit risks, as such a decline or such shifts may adversely impact our ability to secure sufficient equity or debt financing to satisfy our financial obligations. Our inability to secure additional equity or debt financing in a timely manner, on favorable terms or at all, or to sell our Bitcoin in amounts and at prices sufficient to satisfy our financial obligations, including our debt service obligations, could cause us to default under such obligations. Any default on our indebtedness may have a material adverse effect on our operating results, financial condition and future prospects.

Unrealized fair value gains on our digital asset holdings may cause us to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022.

The United States enacted the Inflation Reduction Act of 2022 (“IRA”) in August 2022. Unless an exemption applies, the IRA imposes a 15% corporate alternative minimum tax (“CAMT”) on a corporation with respect to an initial tax year and subsequent tax years if the average annual adjusted financial statement income for any consecutive three-tax-year period preceding the initial tax year exceeds $1 billion. On September 12, 2024, the Department of Treasury and the IRS issued proposed regulations with respect to the application of CAMT.

Additionally, to the extent we implement our revised treasury strategy, we expect to be required to adopt ASU 2023-08, under which our Bitcoin holdings must be measured at fair value in our statement of financial position, with gains and losses from changes in the fair value of our Bitcoin recognized in net income each reporting period. See “Our quarterly operating results, revenues, and expenses may fluctuate significantly, including because we may be required to account for our digital assets at fair value, which could have an adverse effect on the market price of our securities” above for further details. When determining whether we are subject to CAMT and when calculating any related tax liability for an applicable tax year, the proposed regulations provide that, among other adjustments, our adjusted financial statement income must include any unrealized gains or losses reported in the applicable tax year.

Accordingly, as a result of the enactment of the IRA and our expected adoption of ASU 2023-08, we may be subject to CAMT in the 2026 taxable year and beyond. If we become subject to CAMT, it could result in a material tax obligation that we would need to satisfy in cash, which could materially affect our financial results, including our earnings and cash flow, and our financial condition.

The status of digital assets as a “security” in any relevant jurisdiction, as well as the status of Bitcoin-related products and services in general is subject to a high degree of uncertainty and if we are unable to properly characterize such product or service offerings, we may be subject to regulatory scrutiny, inquiries, investigations, fines, and other penalties.

The legal test for determining whether any given crypto asset, product or service is a security requires a highly complex, fact-driven analysis. Public statements made by senior officials at the SEC indicate that the SEC does not intend to take the position that Bitcoin (as currently offered and sold) is a “security” under the U.S. federal securities laws. However, with respect to all other crypto assets, there is no certainty under the applicable legal test that such assets are not securities. Whether any given crypto asset, product or service would ultimately be deemed a security is uncertain and difficult to predict, notwithstanding the conclusions of the SEC or any conclusions we may draw based on our risk-based assessment regarding the likelihood that a particular crypto asset, product or service could be deemed a “security” or “securities offering” under applicable laws.

The classification of a crypto asset, product or service as a security under applicable law would have wide-ranging implications for the regulatory obligations that flow from the offer, sale, trading, and clearing, as applicable, of such assets, products or services. If an applicable regulatory authority or a court, in either case having final determinative authority on the topic, were to determine that a product or service offered by us in the future is a security, we would not be able to offer such product or service until we are able to do so in a compliant manner.

In addition, if Bitcoin or other digital assets we hold are determined to constitute a security under federal securities laws, it could lead to our classification as an “investment company” under the Investment Company Act of 1940, as amended, which would subject us to significant additional regulatory controls that could have a material adverse effect on our business and operations and may also require us to substantially change the manner in which we conduct our business.

Competition by other digital asset companies and the availability of spot ETPs for Bitcoin and other digital assets may adversely affect our business, financial condition, results of operations and future prospects.

The digital assets industry is highly innovative, rapidly evolving, and characterized by healthy competition, experimentation, changing customer needs, frequent introductions of new products and services, and is subject to uncertain and evolving industry and regulatory requirements. We expect competition to further intensify in the future. To the extent we implement our revised treasury strategy, we will compete against a number of companies operating both within the United States and abroad, and both those that focus on traditional financial services and those that focus on Bitcoin-based or other digital asset-based services. If we are unable to compete successfully, or if competing successfully requires us to take costly actions in response to the actions of our competitors, our business, operating results, and financial condition could be adversely affected.

The range of options to gain exposure to Bitcoin may expand in the future. Investors may choose to gain such exposure through ETPs, companies with significant Bitcoin holdings or other similar strategies, rather than shares of our common stock do so for a variety of reasons, including if they believe that ETPs offer a “pure play” exposure to Bitcoin that is generally not subject to federal income tax at the entity level as we may be, or the other risks that may affect other parts of our business. Based on how we are viewed in the market relative to ETPs, and other vehicles which offer economic exposure to Bitcoin, such as Bitcoin futures ETFs, leveraged Bitcoin futures ETFs and similar vehicles offered on international exchanges, any premium or discount in our common stock relative to the value of our Bitcoin holdings may increase or decrease in different market conditions. If investors choose to gain such exposure through ETPs, companies with significant Bitcoin holdings or other similar strategies, rather than shares of our common stock, our business, operating results, and financial condition may be adversely affected.

Digital asset trading venues may experience greater fraud, security failures or operational problems than trading venues for more established asset classes, which could result in significant price fluctuations of digital assets, including Bitcoin.

Digital asset trading venues are relatively new and, in many cases, unregulated. Furthermore, there are many digital asset trading venues which do not provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance. As a result, the marketplace may lose confidence in digital asset trading venues, including prominent exchanges that handle a significant volume of Bitcoin trading and/or are subject to regulatory oversight, in the event one or more digital asset trading venues cease or pause for a prolonged period the trading of any digital assets, or experience fraud, significant volumes of withdrawal, security failures or operational problems. Negative perception, a lack of stability in the broader digital asset markets and the closure, temporary shutdown or operational disruption of digital asset trading venues due to fraud, business failure, cybersecurity events, government-mandated regulation, bankruptcy, or for any other reason, may result in a decline in confidence in Bitcoin and the broader digital asset ecosystem and greater volatility in the price of Bitcoin and other digital assets.

The concentration of our expected digital asset holdings relative to non-digital assets enhances the risks inherent in the updated Investment Policy.

To the extent we implement our revised treasury strategy, we expect digital assets to comprise a significant portion of our total assets. The concentration of our digital asset holdings would be expected to limit the risk mitigation that we could take advantage of by purchasing a more diversified portfolio of treasury assets, and the absence of diversification enhances the risks inherent in investments permitted by our updated Investment Policy. If there is a significant decrease in the price of Bitcoin or other digital assets that we may hold, we will experience a more pronounced impact on our financial condition than if we used our cash to purchase a more diverse portfolio of assets.

Our digital asset holdings may be used to fund cash equivalents and may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents.

While we may, from time to time, use any future Bitcoin holdings to fund the purchase of cash equivalents, Bitcoin and Toncoin may not be as readily available or reliable a source of liquidity as traditional cash and cash equivalents. Historically, Bitcoin markets have been characterized by more price volatility, less liquidity, and lower trading volumes compared to sovereign currencies markets, as well as relative anonymity, a developing regulatory landscape, susceptibility to market abuse and manipulation, and various other risks inherent in its entirely electronic, virtual form and decentralized network. During times of market instability, we may not be able to sell our Bitcoin at reasonable prices or at all. As a result, our Bitcoin holdings may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents. If we implement our revised treasury strategy and are unable to sell our Bitcoin, or if we are forced to sell our Bitcoin at a significant loss, in order to meet our working capital requirements, our business and financial condition could be negatively impacted.

We or our third-party service providers may experience a security breach or cyberattack, which may adversely affect our business, financial condition, results of operations and future prospects.

Attacks upon systems across a variety of industries, including industries related to Bitcoin, are increasing in frequency, persistence, and sophistication, and, in many cases, are being conducted by sophisticated, well-funded and organized groups and individuals, including state actors. The techniques used to obtain unauthorized, improper or illegal access to systems and information (including personal data and digital assets), disable or degrade services, or sabotage systems are constantly evolving, may be difficult to detect quickly, and often are not recognized or detected until after they have been launched against a target. These attacks may occur on our systems or those of our third-party service providers or partners. We may experience breaches of our security measures due to human error, malfeasance, insider threats, system errors or vulnerabilities or other irregularities. In particular, unauthorized parties may attempt to gain access to our systems and facilities, as well as those of our partners and third-party service providers, through various means, such as hacking, social engineering, phishing and fraud. Threats can come from a variety of sources, including criminal hackers, hacktivists, state-sponsored intrusions, industrial espionage, and insiders. Any future breach of our operations or those of others in the digital asset industry, including third-party services on which we rely, could materially and adversely affect our business.

We could be adversely affected by the loss or destruction of private keys required to access our digital assets or other actual or attempted theft or other data loss relating to our digital assets.

Bitcoin are controllable only by the possessor of both the unique public key and private key(s) relating to the local or online digital wallet in which the Bitcoin is held. While the Bitcoin blockchain ledgers require a public key relating to a digital wallet to be published when used in a transaction, private keys must be safeguarded and kept private in order to prevent a third party from accessing the Bitcoin held in such wallet. To the extent the private key(s) for a digital wallet are lost, destroyed, or otherwise compromised and no backup of the private key(s) is accessible, neither we nor our custodians will be able to access the Bitcoin held in the related digital wallet.

We may not have direct control over our digital assets held through a third-party custodian.

To the extent we implement our revised treasury strategy, we expect that our Bitcoin and digital assets may be held by a third-party custodian, and the safety of those assets is dependent on the custodian’s security practices and operational integrity, which may lead to the loss of our digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyberattacks. A successful security breach or cyberattack could result in a partial or total loss of our Bitcoin in a manner that may not be covered by insurance or indemnity provisions of the custody agreement with a custodian who holds our Bitcoin. Such a loss could have a material adverse effect on our financial condition and results of operations.

We are not subject to legal and regulatory requirements applicable only to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.

Mutual funds, ETFs and their directors and management are subject to extensive regulation as “investment companies” and “investment advisers” under U.S. federal and state law; this regulation is intended for the benefit and protection of investors. We are currently not subject to, and do not otherwise voluntarily comply with, these laws and regulations. Consequently, our shareholders do not have the regulatory protections provided to shareholders in registered and regulated investment companies, which, for example, require investment companies to have a certain percentage of disinterested directors and regulate the relationship between the investment company and certain of its affiliates. This means, among other things, that the execution of or changes to our updated Investment Policy, our use of leverage, the manner in which our digital assets are custodied, our ability to engage in transactions with affiliated parties and our operating and investment activities generally are not subject to the extensive legal and regulatory requirements and prohibitions that apply to investment companies and investment advisers.

Exhibit 99.2

Bakkt Announces Updated Investment Policy to Include Bitcoin and Other Digital Assets

ALPHARETTA, GA – June 10, 2025 – Bakkt Holdings, Inc. (“Bakkt” or the “Company”) (NYSE: BKKT) today announced that its Board of Directors has formally approved an updated corporate investment policy, enabling the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy.

The Company’s updated investment policy is built on three strategic pillars designed to enhance long-term stockholder value and position Bakkt as a leader in the digital asset ecosystem:

•

Core allocations to Bitcoin and leading digital assets: Bakkt will allocate a portion of its treasury to Bitcoin and other top-tier cryptocurrencies, aligning with its conviction in digital assets as a store of value with long-term appreciation potential.

•	Strategic capital structure optimization: Bakkt will continue to utilize prudent strategies to enhance the Company’s capital structure while maintaining disciplined risk management.

•

Global expansion of treasury strategy through strategic jurisdictional analysis: The Company is actively evaluating global jurisdictions to deploy these strategies, leveraging the management team’s experience in respective capital markets.

The Company may acquire Bitcoin or other digital assets, using excess cash, proceeds from future equity or debt financings, or other capital sources, subject to the Company’s updated investment policy. As of the date of this press release, the Company has not purchased any Bitcoin or other digital assets pursuant to its revised investment policy. The timing and magnitude of any such transactions will depend on market conditions, capital market receptivity, business performance and other strategic considerations.

Akshay Naheta, Co-CEO of Bakkt said, “this initiative is intended to support Bakkt’s transformation into a pure-play crypto infrastructure company and to enable us to strategically add Bitcoin and other digital assets to our treasury. We believe this multi-pronged approach reflects our conviction in the future of digital assets and our vision for Bakkt’s expansion internationally and as a leader in the world of programmable money.”

“Our updated investment policy reflects our belief in the long-term potential of digital assets and our commitment to actively explore strategic opportunities to enhance shareholder value,” said Andy Main, Co-CEO and President of Bakkt. “This marks an important step for the Company to expand into global payments and remittance ecosystems through stablecoins and participate in ongoing evolution of the digital asset ecosystem.”

In connection with the foregoing, the Company intends to adjourn its 2025 Annual Meeting of Stockholders on June 10, 2025 to reconvene on June 17, 2025 at 10:00 a.m. Eastern Time.

About Bakkt

Founded in 2018, Bakkt builds solutions that enable our clients to grow with the crypto economy. Through institutional-grade trading and onramp capabilities, our clients leverage technology that’s built for sustainable, long-term involvement in crypto.

Bakkt is headquartered in Alpharetta, GA. For more information, visit: https://www.bakkt.com/ | @Bakkt | LinkedIn

Bakkt-E

Contacts

Investor Relations

IR@bakkt.com

Media

bakkt@forefrontcomms.com

Source: Bakkt Holdings, Inc.

Important Notice

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, securities in the United States or any other jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s plans in connection with the implementation of its investment policy, including to raise additional capital at favorable terms or at all. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of the treasury strategy; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the line of credit with Intercontinental Exchange Holdings, Inc.; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commerical counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its treasury strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, dated as of the date hereof.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this release.